Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingent Liabilities [Abstract]
Operating leases with minimum rental commitments
The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2017	$7,134
2018	6,953
2019	6,848
2020	6,601
2021	6,372
2022 and after	35,758
$69,666